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                                  EXHIBIT 10.17


 THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED NOTE AGREEMENT DATED MAY 1,
   1998, BY AND AMONG THE PEREGRINE REAL ESTATE TRUST, THE NOTEHOLDERS NAMED THEREIN, AND THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AS AGENT FOR THE
                                  NOTEHOLDERS


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                 THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
                                 NOTE AGREEMENT

            THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED NOTE AGREEMENT (this "Amendment"), dated as of May 1, 1998, is made by and among The Peregrine Real Estate Trust, formerly known as Commonwealth Equity Trust (the "Company"); each of the noteholders party to the Senior Credit Agreement (as defined below) (individually, a "Noteholder" and, collectively, the "Noteholders"); and The Prudential Insurance Company of America, as Agent for the Noteholders (in such capacity, together with its successors in such capacity, the "Agent").

                                 R E C I T A L S

            Whereas, the Company, the Agent and the Noteholders are parties to the Second Amended and Restated Note Agreement dated as of September 27, 1994 (as amended, the "Senior Credit Agreement");

            Whereas, the Senior Credit Agreement permits the Company to incur certain additional indebtedness, subject to the terms and conditions of the Senior Credit Agreement, including the New Credit Line;

            Whereas, it was not the intent of the Company and the Noteholders to require that the proceeds of the New Credit Line be used to prepay the Notes;

            Whereas, the Company and the Noteholders wish to make a clarification change to the Senior Credit Agreement;

            The Company, the Agent and the Majority Noteholders agree as follows:

            1. Defined Terms. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Senior Credit Agreement.

            2. Amendment to Senior Credit Agreement. Section 2.4(b) of the Senior Credit Agreement is hereby amended by adding the parenthetical "(other than the New Credit Line)" in clause (D) of such section, immediately following the word "Collateral".

            3. Representations and Warranties. The Company represents and warrants to the Majority Noteholders that (a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by the Company; (b) this Amendment constitutes the legal, valid and binding obligation of the Company; and (c) prior to and after giving effect to this Amendment no Default or Event of Default shall have occurred or be continuing.


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            4. Effect of Amendment. The Senior Credit Agreement is modified only by the express provisions of this Amendment, and shall otherwise remain in full force and effect and is hereby ratified and confirmed by the Company in all respects.

            5. Entire Agreement. This Amendment constitutes the complete agreement of the parties with respect to the subject matters referred to in this Amendment and supersedes all prior or contemporaneous negotiations, promises, covenants, agreements or representations of every nature whatsoever with respect to such subject matters, all of which become merged and finally integrated into this Amendment.

            6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to this Amendment and their respective successors and permitted assigns.

            7. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA AND OF ANY CALIFORNIA STATE COURT SITTING IN LOS ANGELES, CALIFORNIA, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT. EACH OF THE PARTIES TO THIS AMENDMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            8. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            9. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart.


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            IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                     COMPANY

                                     THE PEREGRINE REAL ESTATE TRUST,
                                     (fka Commonwealth Equity Trust)


                                     By:  ______________________________________
                                          Name:
                                          Title:

                                     AGENT

                                     THE PRUDENTIAL INSURANCE COMPANY
                                     OF AMERICA, as Agent


                                     By:  ______________________________________
                                          Name:
                                          Title:

                                     NOTEHOLDERS

                                     THE PRUDENTIAL INSURANCE COMPANY
                                     OF AMERICA


                                     By:  ______________________________________
                                          Name:
                                          Title:


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                                     GATEWAY RECOVERY TRUST

                                     By:  The Prudential Insurance Company of
                                          America, Asset Manager


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     WEYERHAEUSER COMPANY MASTER RETIREMENT
                                     TRUST

                                     By:  TCW Special Credits,
                                          Its Investment Manager

                                     By:  TCW Asset Management Company, its
                                          Managing General Partner


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     By:  ______________________________________
                                          Name:
                                          Title:


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                                     TCW SPECIAL CREDITS FUND IV

                                     By:  TCW Special Credits,
                                          Its General Partner

                                     By:  TCW Asset Management Company, its
                                          Managing General Partner


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     TCW SPECIAL CREDITS PLUS FUND

                                     By:  TCW Special Credits,
                                          Its General Partner

                                     By:  TCW Asset Management Company, its
                                          Managing General Partner


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     By:  ______________________________________
                                          Name:
                                          Title:


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                                     TCW SPECIAL CREDITS TRUST IV

                                     By:  Trust Company of the West, Trustee


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     TCW SPECIAL CREDITS TRUST IVA

                                     By:  Trust Company of the West, Trustee


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     By:  ______________________________________
                                          Name:
                                          Title:


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                                     OCM REAL ESTATE OPPORTUNITIES
                                     FUND A, L.P.

                                     By:  Oaktree Capital Management, LLC, Its
                                          General Partner

                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     OCM REAL ESTATE OPPORTUNITIES
                                     FUND B, L.P.

                                     By:  Oaktree Capital Management, LLC, Its
                                          General Partner

                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     By:  ______________________________________
                                          Name:
                                          Title:


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                                     WEYERHAEUSER REAL ESTATE OPPORTUNITIES
                                     SEPARATE ACCOUNT

                                     By:  Oaktree Capital Management, LLC,
                                          Its Investment Manager


                                     By:  ______________________________________
                                          Name:
                                          Title:


                                     By:  ______________________________________
                                          Name:
                                          Title:


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